Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,000,000.00
Previously Paid Amount	2,368.27
Total Fee Amount	2,900.10
Total Offset Amount	0.00
Net Fee	$ 531.83